SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) Novemver 17, 2003

CNH RECEIVABLES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

33-84922, 3-992298, 333-52493,333-82741
(Commission File Number)

76-0439709
(I.R.S. Employer Identification No.)

100 South Saunders Road Lake Forest, IL	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 735-9200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

20.1	Monthly Servicer Report dated November 17, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH RECEIVABLES INC.
(Registrant)

Dated: November 17, 2003	By:	/s/ Brian J. O’Keane
Brian J. O’Keane
Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Sequential Document Description

20.1	Monthly Servicer Report dated November 17, 2003.